UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 23, 2013
Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 7, 2013, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for directorships that will commence on January 1, 2014. Three new directors, Albert C. Christman, Michael C. Hutsell and Sally I. Nelson, were elected to serve on the Bank’s Board of Directors. In addition, Julie A. Cripe and C. Kent Conine were each elected to serve an additional term on the Bank’s Board of Directors. The election of these directors was reported under Item 5.02 of the Bank’s Current Report on Form 8-K dated November 7, 2013 and filed with the Commission on November 13, 2013. At the time of filing such report, the committees of the Bank’s Board of Directors to which Mr. Christman, Mr. Hutsell and Ms. Nelson would be named had not been determined nor had it been determined whether Ms. Cripe and Mr. Conine would continue to serve on the same committees that they have served on in 2013.

The Bank is filing this Form 8-K/A to report that on December 23, 2013 the Bank’s Board of Directors appointed these individuals to serve on the following board committees for 2014:

Mr. Christman - Risk Management Committee and Strategic Planning Committee

Mr. Hutsell - Affordable Housing and Economic Development Committee and Audit Committee

Ms. Nelson - Audit Committee and Compensation and Human Resources Committee

Ms. Cripe - Audit Committee (Vice Chairman), Government Relations Committee (Vice Chairman) and
Risk Management Committee

Mr. Conine - Executive Committee, Affordable Housing and Economic Development Committee (Chairman), Compensation and Human Resources Committee and Government Relations Committee

In addition, 2014 committee assignments for all other directors were also made on December 23, 2013. Beginning January 1, 2014, the composition of each of the Board of Directors’ committees will be as follows:

Executive Committee

James H. Clayton (Chairman)
Mary E. Ceverha (Vice Chairman)
Patricia P. Brister
C. Kent Conine
Joseph F. Quinlan, Jr.
John P. Salazar
Margo S. Scholin
Ron G. Wiser

Affordable Housing and Economic Development Committee

C. Kent Conine (Chairman)
Dianne W. Bolen (Vice Chairman)
W. Wesley Hoskins
Michael C. Hutsell
John P. Salazar
James H. Clayton
Mary E. Ceverha

Audit Committee

Ron G. Wiser (Chairman)
Julie A. Cripe (Vice Chairman)
Tim H. Carter
Michael C. Hutsell
Sally I. Nelson
Margo S. Scholin
James H. Clayton
Mary E. Ceverha

Compensation and Human Resources Committee

Patricia P. Brister (Chairman)
Robert M. Rigby (Vice Chairman)
C. Kent Conine
Sally I. Nelson
Joseph F. Quinlan, Jr.
James H. Clayton
Mary E. Ceverha

Government Relations Committee

John P. Salazar (Chairman)
Julie A. Cripe (Vice Chairman)
Dianne W. Bolen
Patricia P. Brister
C. Kent Conine
W. Wesley Hoskins
James H. Clayton
Mary E. Ceverha

Risk Management Committee

Joseph F. Quinlan, Jr. (Chairman)
Robert M. Rigby (Vice Chairman)
Albert C. Christman
Julie A. Cripe
Ron G. Wiser
James H. Clayton
Mary E. Ceverha

Strategic Planning Committee

Margo S. Scholin (Chairman)
Tim H. Carter (Vice Chairman)
Albert C. Christman
Joseph F. Quinlan, Jr.
John P. Salazar
James H. Clayton
Mary E. Ceverha

In 2014, Mr. Clayton and Ms. Ceverha will serve as Chairman and Vice Chairman, respectively, of the Bank’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

December 27, 2013	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Senior Vice President and Chief Accounting Officer